EXHIBIT 3.2


                                     BY-LAWS
                                       OF
                    KING POWER INTERNATIONAL GROUP CO., LTD.

                                    ARTICLE I
                               Name of Corporation


Section 1: This corporation shall be known as KING POWER INTERNATIONAL GROUP CO., LTD
                                   ARTICLE II
                                     Offices

Section 1: The principal office of the corporation will be located at 26th - 27th Floor, Siam Tower, 989 Rama I Road, Patumwan, Bangkok 10330 Thailand. The corporation may maintain such other offices as the Board of Directors may designate from time to time.

Section 1: The annual meeting of the stockholders shall be held in each year, at a date, place and time to be specified by the Board of Directors. Said meeting shall be for the purpose of electing directors for the ensuing year and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting of the stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as possible.

Section 2: Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by Statute, may be called by the Chief Executive Officer or by the Board of Directors and shall be called by the Chief Executive Officer at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.

Section 3: The Board of Directors may designate any place within or without the State of Nevada as the site for any annual or special stockholders meeting. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, as the site for any meeting hereinabove authorized. If no designation is made, the place of the meeting shall be at the principal office of the corporation in the Kingdom of Thailand.

Section 4: Written or printed notice stating the site, date and time of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction and over the signature of the Chief Executive Office or the Secretary or the corporation, or by such other person or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Section 5: For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period, not to exceed twenty (20) days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than fifteen (15) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote, or entitled to receive payment of dividends, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been through the closing of the stock transfer books and the stated period of closing has expired.

Section 6: The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by, each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder during the meeting.

Section 7: A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 8: At all meetings of stockholders, a stockholder may vote by proxy which shall be executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after six (6) months from the date of its execution, unless otherwise provided in the proxy or coupled with an interest.

Section 9: Each outstanding share otherwise entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of stockholders. A majority vote of those shares present and voting at a duly organized meeting shall suffice to defeat or enact any proposal unless the Statutes of the State of Nevada require a greater-than-majority vote, in which event such greater-than-majority vote shall be required for the action to constitute the action of the corporation.

Section 10: Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without the transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the Court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares are transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meetings, and shall not be counted in determining the total number of outstanding shares at any given time.

Section 11: An action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the stockholders entitled to vote with respect to the subject matter thereof, unless a greater-than-majority vote would be required at a duly organized meeting, in which event said greater-than-majority stockholder approval must be obtained. Such consent shall be filed with the minutes of the meeting.

Section 12: The following order of business shall be observed at all meetings of the stockholders, so far as practicable:


(a)      Calling the roll;
(b) Reading, correcting and approving the minutes of previous meeting;
(c)      Reports of Officers;
(d)      Reports of Committees;
(e)      Election of Directors;
(f)      Unfinished business;
(g)      New business; and

(h)      Adjournment.



                                   ARTICLE IV
                               Board of Directors

Section 1: The business and affairs of the corporation shall be managed by its Board of Directors.

Section 2: As provided in the Articles of Incorporation, the Board of Directors shall consist of a least three (3) persons, and may be increased by resolution of the Board of Directors. The directors shall hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. Directors need not be residents of the State of Nevada or stockholders of this corporation.

Section 3: Directors shall be elected at an annul or special stockholders' meeting by secret ballot of those stockholders present and entitled to vote, a plurality of the vote being cast being required to elect. Each stockholder shall be entitled to one (1) vote for each share of stock owned.

Section 4: A regular meeting of the Board of Directors shall be held without notice, other than these By-Laws, immediately after, and at the same place as, the annual meting of stockholders. The Board of Directors may provide, by resolution, the day, time and place for the holding of additional regular meetings without notice other than such resolution. The Secretary of the corporation shall serve as Secretary for the Board of Directors and shall issue notices for all meetings as required by the By-Laws; shall keep a record of all the minutes of the proceedings of the meetings of directors; and shall perform such other duties as may be properly required of him by the Board of Directors.

Section 5: Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer or any director. The person or persons authorized to call special meetings of the Board of Directors may fix any place, within or without the state of Nevada as the place for holding any special meeting of the Board of Directors so called.

Section 6: Notice of any special meeting shall be given at least two (2) days prior thereto by written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage prepaid thereon. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business to be transacted at such meeting. The purpose of any regular or special meeting of the Board of Directors need not be specified in the notice or waiver of notice for such meeting.

Section  7: A majority  of the  number of  directors  established  according  to
Section 2 of this Article IV shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Once a quorum has been established at a duly organized meeting, the Board of Directors may continue to transact corporate business until adjournment, notwithstanding the withdrawal of enough members to leave less than a quorum.

Section 8: The act of the majority of the Board of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Statutes of the State of Nevada require a greater-than-majority vote, in which case, such greater-than-majority vote shall be required for the act to be that of the Board of Directors.

Section 9: Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of the stockholders called for that purpose.

Section 10: By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation thereof.

Section 11: A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary of the meeting before the adjournment thereof or shall express such dissent by written notice sent by registered mail to the Secretary of the corporation within one (1) day after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 12: Any action required to be taken at a meeting of the Board of Directors, or any other action which may be taken at a meeting of the Board of Directors, may be taken without a meeting if a written consent thereto is signed by all the members of the Board. Such written consent shall be filed with the minutes of the meeting of the Board of Directors. Any meeting of the Board of Directors may be held by conference telephone call, with minutes thereof duly prepared and entered into the minute book.

                                    ARTICLE V
                                    Officers

Section 1: The officers of the corporation shall consist of those persons with the designated titles determined, from time to time, by the Board of Directors in resolutions formally adopted according to law. Among those officers, shall be the President one or more Vice- Presidents with such modifying titles as the Board may determine, the Secretary (and if the Board deems advisable, an Assistant Secretary) and the Treasurer. Additionally, the Board may elect other officers and designate functional titles or other titles for its officers in keeping with the customs and business practices of Thailand or any other country in which the corporation does business. Any two offices, except President and Secretary, may be held by the same person.

Section 2: The officers of the corporation shall be elected annually by the Board of Directors a the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Each officer shall serve for one (1) year, or until his successor is elected and qualified.

Section 3: Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its role judgement, the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4: A vacancy in any office because of death, resignation. removal, disqualification or otherwise may be filled by majority vote of the Board of Directors for the unexpired portion of the term of such office.

Section 5: The Chief Executive Officer shall preside at all meetings of the directors and the stockholders and shall have general charge and control over the affairs of the corporation, subject to control by the Board of Directors. The Chief Executive Officer shall sign or countersign all certificates, contracts and other instruments of the corporation as authorized by the Board of Directors and shall perform such other duties as are incident to his office or are required of him by the Board of Directors.

Section 6: The Chief Financial Officer shall exercise the functions of the Chief Executive Officer, in the Chief Executive Officer's absence, shall make such reports and perform such other duties as are incident to this office, and shall have such powers and duties as may be assigned to him from time to time by the Board of Directors.

Section 7. The Secretary shall issue all notices for all meetings, as required by the ByLaws; shall keep a record of the minutes of the proceedings of the meetings of stockholders and directors; shall have charge of the Seal and of the corporate books; and shall make such reports and perform such other duties as are incident to his office, or properly required of him by the Board of Directors.

Section 8: The Treasurer shall have the custody of all monies and securities of the corporation and shall keep regular books of account. He shall disburse the funds of the corporation, or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, from time to time, as may be required of him, an account of all his transactions as Treasurer and of the financial condition of the corporation. He shall perform all duties incident to this office or which are properly required of him by the Board of Directors.

Section 9: The salaries of all directors shall be fixed by the Board of Directors and may be changed from time to time by a majority vote of the Board of Directors.

                                   ARTICLE VI
                             Agreements and Finances

Section 1: The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2: No loan shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3: All checks, drafts, other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such duly authorized officer or officers, or agent or agents, of the corporation and in such manner as from time to time shall be determined by resolution of the Board of Directors.

Section 4: All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE VII
                              Certificate of Shares

Section 1: Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for the transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefore upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

Section 2: Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney authorized by power of attorney duly executed and filed with the Secretary of the corporation, and only on full surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes, unless otherwise notified by such person in writing.


                                  ARTICLE VIII
                                   Fiscal year

  Section 1: The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE IX
                                      Seal

  Section 1. The corporation may or may not have a corporate seal, as may from time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                    ARTICLE X
                                   Amendments

Section 1: These By-Laws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, providing notice of intention to amend shall have been contained in the notice of the meeting.

Section 2: The Board of Directors, by a majority vote of the entire Board of Directors, present at any meeting, may amend these By-Laws, including By-Laws adopted by the stockholders.

                                   ARTICLE XI
                    Indemnification of Directors and Officers

     Section 1: Every person who was or is a party to, or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless, to the fullest extent legally permissible under the laws of the State of Nevada, against all expenses, liability and loss, including attorney's fees, judgments, fines and amounts paid or to be paid in settlement, reasonably incurred or suffered by him in connection therewith, all pursuant to NRS 78.151. Such right of indemnification shall be a contract right which may be enforced in any manner permitted by law.

Section 2: This indemnification is intended to provide at all times the fullest indemnification permitted by the laws of the State of Nevada and the corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.





The foregoing Bylaws are hereby certified by the Corporate Secretary, Mr. Viratana Suntaranond.

Signed at Bangkok, Thailand on March 30, 1998.

/s/   Viratana Suntaranond
      --------------------------------------------
      Viratana Suntaranond, Corporate Secretary for
      King Power International Group co., Ltd.

                                  EXHIBIT 3.3


TRANSLATION OF CORPORATE DOCUMENTS  OF KING POWER DUTY FREE CO.,
LTD, A THAILAND CORPORATION WHICH IS A SUBSIDIARY OF KING POWER
INTERNATIONAL GROUP CO., LTD., A NEVADA CORPORATION



                                 (TRANSLATION)


This document certifies only the particulars     The true and complete certification
the company has registered for legal effect.     must carry a serial number, bear the full
Facts relating to actual standing should be      signature of the registrar and have the
sought elsewhere.                                seal of the Registration Office affixed.




                                 (GARUDA EMPLEM)


Serial No. 002062                        Partnerships and Companies Registration
                                          Office
                                         Bangkok Metropolis

                             CERTIFICATION DOCUMENT

         This is to certify that this Company has been registered under the Civil and Commercial Code as a juristic person, being classified as a limited company,  Registration  No..522/2539....  on  the  26th  day of  February,  1996
Information appearing in the registration records on the day of issuance of this document is as follows:

1. Name of the company "King Power Duty Free Co. Ltd."

2. The company has 11 directors as follows:



(1)  Mr. Vichai Raksriaksorn          (2)  Mr. Viratana Suntaranond
(3)  Mr. Suwan Panyapas               (4)  Mrs. Aimon Boonkhundha
(5)  Mr. Sombat Dechapanichkul        (6)  Air Chief Marshal Chanin Chandrubeksa
(7)  Mr. Thawat Anukhul               (8)  Mrs. Sopar Rojnuckarin
(9)  Group Cap. Panya Seingchareon    (10) Wing Commander Uthai Thaisantad
(11) Mr. Bancha Pattanaporn


3. Number or name(s) of the director(s) who is/are authorized to sign to bind the company is/are as follows:
   Mr Vichai Raksriaksorn or Mr Viratana Suntaranond signs together with the Company's seal affixed.

4. The registered capital is fixed at Baht 200,000,000.

5. The address of the head office is located at: 989 26-27F1 Siam Tower, Rama I Rd, Pathumwan, Bangkok Metropolis.

6. The objects of the Company comprise 38 items and are as appears in the copy of the document annexed hereto in 4 page(s) which bears the signature of the registrar who certifies the same and is affixed with the seal of the Partnerships and Companies Registration Office.

Remarks: The former name was "J.M.T.          Issued on February 9, 1998
         Duty Free Co.,Ltd." and has been              (Seal)
         changed to "King Power Duty Free
         Co., Ltd." since September 9,             (Signature
         1997.                                (  Mr. Songkran Boonnumma  )
                                               --------------------------
                                                     Registrar

                                           The copy of this document it attached
                                           to the Certificate.



                                                               -Signed-

                                                          The Registrar

                                                      February 9, 1998.

                                           (Under the seal of registry)
                                           -------------------------------------

Branch Office Address No. 1. Bangkok International Airport
                             171 T. Bangkhen, A. Donrnuang,
                             Bangkok Metropolis.

Branch Office Address No. 2. Chaing Mai International Airport
                             T. Suthep, A. Muangchaingmai,
                             Chaingmai Province.

Branch Office Address No. 3. Hatyai International Airport
                             97 Moo 3, T. Klonglah, A. Klonghoykhong,
                             Songkhla Province.

Branch Office Address No. 4. Phuket International Airport
                             222 Moo 6, T. Maikao, A. Talang,
                             Phuket Province.

                              NO 057326 (GARUDA EMBLEM) Total 2 Pages
                              Certified that this document is identical to the one received by the Partnership-Company Registration Office of Bangkok Metropolis on February 15th, 1996 issued on December 31st, 1997

                                 (signed): Mrs. Matthana Chanthanpakorr
                                           ----------------------------
                                                   Registrar







Form BorOrJor.2

                          Memorandum of Association of

                            J.M.T. Duty Free Co.,Ltd.

                          Registration   No  525/1996

        The Particulars of the memorandum of association are here under:

1. Name of company: J.M.T Duty Free Co., Ltd.
2. Office's address:  Bangkok Metropolis
3. Its objectibes are listed under 41 clauses, as apparent in the enclosed Form Wor.
4. Each shareholder shall be liable only up to the amount of unpaid shares held by him.
              "--------------------------------"
(Each shareholder may assume unlimited liabilities; the amount shall be declared. If there is none, put down "......................")
5. Its capital shall be Two Hundred Million baht(200,000,000), divided into
   Two Million shares (2,000,000), at the par value of 0 ne Hundred baht (100).
6. Number of promoters :seven Their names,  addresses,  occupations  ,signatures and the number of shares subscribed by them are hereunder:

      (1) Mr.Vichai Raksriaksorn   occupation:  Trader   Age:   38 years
address 20 Soi Pongwetchanusorn, Sukhumvith 64 Road, Bangchak Sub-District,
Prakhanong District, Bangkok Metropolis
number of shares subscribed: one      (Signature)  Vichai Raksriaksorn
      (2)  Mr. Suwan Panyapas occupation:  Pensioner (retired government oficer)  Age:  52  years, address:  888/62 Ploenchit Road, Lumpini Sub-District, Pathumwan District, Bangkok Metropolis
number of shares subscribed: one      (Signature)  Suwan Panyapas
      (3) Mr. Viratana Suntaranond occupation:  Trader  Age:   55 years
address : 141-143-145 Soi Sukha 1, Tree Thong Road, Wat Ratchabophit Sub-District,
Phra Nakhon District, Bangkok Metropolis
number of shares subscribed:  one     (Signature)  Viratana Suntaranond
      (4) Mrs. Umarat Suntaranond   occupation:  Trader   Age:  55 years
address 141-143-145 Soi Sukha 1, Tree Thong Road, Wat Ratchabophit Sub-District,
Phra Nakhon District, Bangkok Metropolis
number of shares subscriped:    One  (Signature)   Umarat Suntaranond
      (5) Mrs. Aimon Boonkhundha  occupation:  Trader    Age 38 years,
address 600/1013 Village No.14 Khu Khot Sub-District, Lam Luk Ka District, Pathum Thani Province
number of shares subscribed:    One  (Signature) Aimon Boonkhundha
      (6)  Mr.Sombat Dechapanichkul  occupation: Employee  Age:  35 years, address 265-267 Yaowarat Road,  Samphanthawong Sub-District,
Samphanthawong District, Bangkok Metropolis
number of shares subscribed:  One    (Signature) Sombat Dechapanichku1
(7) Miss Anocha Kumnerdngam    occupation:   Employee         Age:  36  years
address:  70 Soi Charoen Nakhon 21, Charoen Nakhon Road, Bang Lumphu Lang Sub-District,
Khlong San District, Bangkok Metropolis
number of shares subscribed: One    (Signature) Anocha Kumnerdngam,


(signed) - Signature  -   Promoter applying for company registration
       ( Mr. Vichai Raksriaksorn )

--------------------------------------------------------------------------------
Page 1 Of  2        page(s)          (Signed)                          Registrar
Document accompanying application No        (Mr. Pongsak Khanchanapruk)
                                   --------

                                  No   O57327 (GARUDA EMBLEM) Total...2..Pages
                            Certified that this document is identical to the one
                       received by the Partnership - Company Registration Office of Bangkok Metropolis onFebruary 15th, 1996
                                         Issued on december 31st, 1997
                                     (Signed):  Mrs. Matthana Chanthapakorn
                                                ---------------------------
                                                   Registrar

Form BorOrJor.2

                           Certification of Signatures



We, Miss Malee Aviruth, aged 36, with an address at 1879/1 Rama IV Road, Lumpini Sub-District, Pathumwan District, Bangkok Metropolis,
                                                                             and

We, Miss Nuttaya Kallayawuthiphong, aged 27, with an address at 195 Village No.8,Thawilrajburana Road, Borplub Sub-District, Muang Nakornphathom District, Nakornphathom Provlnce

     Hereby certify that all the promoters signed their names in our presence.

                          (Signed)      - Signature-              Witness
                                   ------------------------------
                                     (Miss Malee Aviruth)


                          (Signed)      - Signature-              Witness
                                  --------------------------------
                                  (Miss Nuttaya Kallayawuthiphong)

     The memorandum of association was made on February 15th, 1996









                                     [STAMP]






  (signed)         - Signature-       Promoter applying for company registration
          ----------------------------
          ( Mr. Vichai Raksriaksorn)
          -------------------------

Page 2 of 2 pages(s)                      J.M.T. Duty Free             CO., Ltd.
Document accompanying application No...  (Signed)     -Signature-      Registrar
                                                ------------------------
                                               (Mr.Ponasak Khanchanapruk)

                                  (TRANSLATION)
                            Memorandum of Association
                                       of

                           J.M.T. Duty Free Co., Ltd.


                                   (Revision)

--------------------------------------------------------------------------------

     By special resolution of the Extraordinary Meeting of the Shareholders No. 4/2540 held on July 28th, 1997, and the Extraordinary Meeting of the Shareholders No. 5/2540 held on Auqust 20th, 1997, Clause 1. of the Memorandum of Association shall be revised as follows.

     1. Name of the Company is "King Power Duty Free Co., Ltd."

     It is confirmed that the above is corresponding to the Resolution of the Meetings mentioned above.

                                   - Signed -
                          ( Mr. Vitarana Suntaranond )
                                    Director

     No 057238 (GARUDA  EMBLEM) Total 1 Pages Certified that this
     document  is   identical   to  the  one,   received  by  the
     Partnership   -  Company   Registration   Offce  of  Bangkok
     Metropolis  on  September  4, 1997
           Issued on December  31th, 1997
         (Signed): Mr. Matthana Chathapakorn
                          Registrar







                                     [Stamp]

                    NO.057329 (GARUDA EMBLEM) Total 2 Pages Certified that this document is identical to the one, received by the partnership - company 26Th February 1996
                            Issued on 31 December 1997
                            (Signed): Ms. Matthana Chunthapakorn
                                           Registrar
                    ------------------------------------------------------------

                                  (TRANSLATION)
                             ARTICLE OF ASSOCIATION
                                       OF
                         KING POWER DUTY FREE CO., LTD.

                               Chapter 1: General

              Article 1. Unless otherwise prescribed, the relevant provisions of the Civil and Commercial Code involving Company Limited are applicable herein.

              Article 2. Where modification or revision of any provisions hereof is considered advisable, a proposal to that effect be made to the shareholder meeting for necessary action to be taken by it, effect legally the required modification or revision thereof.

                     Chapter 2. The shares and shareholders

              Article 3. All the company's shares are ordinary shares, with bearers' names, fully paid up, and the share certificates shall bear the signature of at least one of the Company's directors, duly afffixed with Company's seal.

              Article 4. Assignment of share shall be effected through a written commitment to that effect, signed by both the assignor and the assignee, and attested by two witnesses, and it is to be valid for application to the company, or any outsiders, only after it has been duly recorded in the Shareholder Register.

              Argicle 5. The company can neither hold nor take in pledge its own shares.

                            Chapter 3. The Directors

              Article 6. What proper number the company should have shall be left to be decided by the General Meeting of the Shareholders at its discretion.

              Article 7. Should a directorship become vacant for whatever reason other than completion of the offfice term, the Board may appoint anyone to hil the vacancy subject to the condition that the one so appointed shall assume his term office equal to that yet remaining for the one, whom he has replaced.

              Article 8. A meeting of the Board of Directors requires the attendance of no less than half the number of its members, to form a quorum, eligible for discussing its business.

              Article 9. The Board of Directors shall be held fully responsible for the management of all the Company's business, and it shall appoint one among its members as its Chairman .

                       Chapter 4. The Shareholder Meeting

              Article 10. The general meeting of all the shareholders shall be held within six months from the date of the Company's registration, and once yearly thereafter. Such a meeting is to be called the ordinary meeting, and all other meetings to be called extraordinary meetings.

              Article 11. An extraordinary meeting may be held at any time by the Board of Directors, or whenever asked for by the shareholders, numbering no fewer than one fifth of the Company's shares, in a joint petition therefor, jointly signed by them.



                            (Signed)       - signed -       Director
                                    (Mr. Vichai Raksriaksom)

                    NO.057330 (GARUDA EMBLEM) Total 2 Pages Certified that this document is identical to the one, received by the partnership - company 26Th February 1996
                           Issued on 31 December 1997
                           (Signed): Ms. Matthana Chunthapakorn Registrar
                    ------------------------------------------------------------

              Article 12. The notice, calling for the holding of the general meeting each time, shall be advertised twice, at least, in one local newspaper, or letters advising its holding, be sent to each and every shareholder, at least, seven days, prior thereto.

              Article 13. A shareholder, who is unable to attend the meeting in person, may authorize someone to attend the meeting as its proxy.

              Article 14. The Chairman of the Board of Directors shall preside over all the meetings of shareholders, and in the case, where there is no Chairman or where the Chairman is not present at the meeting, one among the shareholders attending that meeting shall be elected by the meeting as its Chairman.

              Article 15. A general meeting requires the attendance of shareholders, holding together no less than one fourth of the total shares, to make a quorum. Any resolution passed by the meeting shall be decided on the basis of a majority vote, and should the voting end in a tie, the Chairman of the meeting is entitled to cast another vote as the deciding vote.

                            Chapter 5. Balance Sheet

              Article 16. The Board shall prepare the balance sheet, showing the Company's assets and liabilities, and profit and loss, in each of its yearly accounting period beginning on the 1st January, and ending on 31st December each year.

              Article 17. The Company's balance sheet shall be audited and certified by at least one auditor, and submitted to the shareholder meeting for necessary approval, within four months from the date of its certification.

                      Chapter 6. Dividend and Reserve Fund

              Article 18. Making payment of dividend each time, the Company shall set aside, as its reserve fund, a sum of not less than one twentieth of the net profit, earned by the Company from its business operation, until the reserve fund has increased to one tenth of the Company's capital fund or over.

              This Article of Association has been approved at the meeting held for the incorporation of the Company on the 24th February 1996.

                                    (Signed) - signed - Director
                                     (Mr. Vichai Raksriaksorn)


                                     Stamps

                                           The copy of this document it attached
                                           to the Certificate.
                                                        -Signed -
                                                      The Registrar
                                                     February 9, 1998
                                           (UNDER THE SEAL OF THE REGISTRY)
                                           -------------------------------------


This Company has 38 objects as follows:

(1) To purchase, acquire, accept, rent, hire-purchase, hold ownership, occupy, modify, utilize, and manage by other means any property as well as interest accruing thereon (except seeking proft from land);

(2) To sell, transfer, mortgage, pledge, accept the pledge, trade and dispose of properties by other means (except seeking prof~t from land, other natural resources, and internal trade of local agricultural produce);

(3) To act as broker, agent, counter trade agent, in all types of operation and business, except insurance business, recruiting members for association and securities trading;

(4) To borrow from, overdraw on accounts with banks, corporation or other financial institutions; and to lend money or give credit by other means, with or without collateral, as well as to accept, issue, make a transfer and endorse bills of exchange or other transferable instruments;

(5) To set up branch offices or appoint agents, both in and outside of the country;

(6) To be a partner with limited-liability in Limited Partnership, and a shareholder in Company Limited and Public Company Limited, both in and outside of the country;

(7) To engage in trading of rice, rice products, cassava products, cuts of meat, sugar, and animal feed;

(8) To engage in trading of machinery, engines, mechanical tools, labour saving devices, vehicles, electrical generators, electrical appliances, refrigerators, air conditioners electric fans, electric rice cookers, press irons, water pumps, heaters, cooler, kitchenware, hardware, copperware, brassware, sanitaryware, housewares, furniture, electrical equipment, plumbing equipment as well as parts and accessories thereof;

                                        The copy of this document it attached to the Certificate.
                                                     - Signed -
                                                   The  Registrar
                                                 February  9, 1998

                                       (UNDER THE SEAL OF THE REGISTRY)
                                        ----------------------------------------

(9) To engage in trading of fresh food, dehydrated food, ready-to-eat food, canned food, condiments, beverage, spirits, beer, cigarette, and other similar consuming items (except local agricultural produce);

(10) To engage in trading of fabrics, sewing thread, clothes, ready-to-wear apparels, accessories, personal adornments, cosmetics, beauty-aid devices and equipment and other consuming items;

(11) To engage in trading of medicines both curative and prophylactic for human and animals, pharmaceutical, chemicals, medical and pharmaceutical equipment, fertilizers, pesticides, all types of nourishments for plants and animals, scientific equipment;

(12) To engage in trading in gold, gold-copper alloy, silver, diamonds, gems, and other cut precious stones as well as imitation articles thereof;

(13) To engage in trading  of paper,  stationery,  text  books,  printed  forms,
books,  learning-aid  equipment,   calculators,   printing  equipment,   printed
materials, newspapers, filing cabinets, and all kinds of office equipment;

(14) To engage in trading of construction materials, construction equipment and tools, all kinds of tools for artisan, paint, painter's tool-kits, all kinds of building decorating items;

(15) To engage in trading of plastics or other similar products, both in the form of raw material and finished products;

(16) To engage in trading of artificial rubber, artificial materials or scientificlily made products thereof;

(17) To engage in animal husbandry and livestock farming;

(18) To engage in operation of wood planing and dehydration mill, car chassis assembling plant, ceramic and glazed wares factory, earthenware factory, vegetable oil extracting factory, pulp factory, yarn weaving mill, cloth dyeing and prints factory, auto-tire manufacturing and retreading factory, steel factory, metals casting and lathing factory, zinc factory, ready-to-eat food processing factory, liquor distillery, gas factory, tobacco factory, sugar factory, plastic products factory, iron foundry and rolling mill, door and window factory, glass factory, beverage factory, tire casting factory, car assembling plant;

                                        The copy of this document it attached to the Certificate.
                                                     - Signed -
                                                   The  Registrar
                                                 February  9, 1998

                                       (UNDER THE SEAL OF THE REGISTRY)
                                        ----------------------------------------


(19) To engage in printing business; bespoke printing; publishing books for sale and operating a newspaper;

(20) To engage in ice factory operation;

(21) To engage in construction of buildings, commercial buildings, residential buildings, offices, roads, bridges, dams, tunnels, and all other types of construction, including civil works;

(22) To engage in businesses of hotel, restaurant, bar, nightclub, bowling, massage parlor, movie theatres and other entertainment premises, resorts, sports field, swimming pools;

(23) To provide services of Customs clearing of goods from ports and all types of transport;

(24) To engage in operation of travel agency, including all businesses related to tourism (except transportation in the country);

(25) To engage in selling, buying and exchanging of foreign currencies (Subject to approval of the Ministry of Finance);

(26) To engage in importing and exporting goods for sales as specified in the Company's objects;

(27) To engage in the service of haircutting, hairdressing, beauty salon, dressmaking and laundry;

(28)  To  engage  in  providing   services  on  photography,   film  developing,
reproduction, enlargement as well as photo copying;

(29) To engage in movie production and distribution;

                                        The copy of this document it attached to the Certificate.
                                                     - Signed -
                                                   The  Registrar
                                                 February  9, 1998

                                       (UNDER THE SEAL OF THE REGISTRY)
                                       -----------------------------------------

(30) To engage in fuel station operation and services as car repair, maintenance, checking and cleaning, application of rust-resisting agent for all types of motor vehicles, including other services as installation, inspection and fixing of all kinds of safety devices;

(31) To engage in providing services on legal, accounting, engineering, architecture including advertising;

(32) To engage in providing guarantee for debts, liabilities and contractual compliances for other persons, including guarantee for persons travelling to the country or going abroad in compliance with the laws governing immigration, tax and duty, and other laws;

(33) To engage in the business of providing consulting service and advice on problems concerning management, commerce, industry as well as on those of production, marketing and distribution;

(34) To engage in the service of keeping, compiling, editing, publishing and publicizing of statistics and information on agriculture, industry, commerce, finance, marketing, as well as performance analyses and evaluation;

(35) To engage in operation of private hospital, clinics, admitting patients and the sick for treatment, arranging training and seminars regarding medical and hygiene;

(36) To engage in bidding for selling goods and being hired, in accordance with the Company's objects, by persons, groups of persons, juristic persons, government sector, and governnent agencies;

(37) To establish and operate bonded warehouse in the form of duty free shop for selling goods in international airports around the Kingdom (except seeking profits from natural resources and internal trade of local agricultural oroduce):

(38) The Company has the power to issue shares and offer for subscription thereof at higher price than the specified par value.

                                  EXHIBIT 3.4


TRANSLATION OF CORPORATE DOCUMENTS OF KING POWER TAX FREE CO., LTD., A THAILAND CORPORATION WHICH IS A SUBSIDIARY OF KING POWER
INTERNATIONAL GROUP CO., LTD., A NEVADA CORPORATION


This document certifies only the particulars       The true and complete certification must
the company has registered for legal effect.       carry a serial number, bear the full signature
Facts relating to actual standing should be        of the registrar and have the seal of the
sought elsewhere.                                  Registration Office affixed.



                                 (GARUDA EMPLEM)
Serial No. Sor 01665
                                Partnerships and Companies Registration Offfice Bangkok Metropolis

                             CERTIFICATION DOCUMENT

         This is to certify that this Company has been registered under the Civii and Commercial Code as a juristic person, being classified as a limited company, Registration No.12767/2533 on the 26th day of 0ctober, 1990. Information appearing in the registration records on the day of issuance of this document is as follows

  1. Name of the company :  King Power Tax Free Co., Ltd.

  2. The company has 2 directors as follows:

  (1) Mr. Vichai Raksriaksorn          (2) Mr. Viratana Suntaranond

3. Number or name(s) of the director(s) who is/are authorized to sign to bind the company is/are as follows:

Mr. Vichai Raksriaksorn or Mr. Viratana Suntaranond signs together with the Company's sea1 affixed

4. The reqistered capital is fixed at Baht ......300,000,000.

5. The address of the head office is located at: 989 26-27 Fl. Siam Tower, Rama I Rd., Pathumwan, Bangkok Metropolis.

                  6. The objects of the Company comprise 38 items and are as appears in the copy of the document annexed here to in 5 page (s) which bears the signature of the registrar who certifies the same and is affixed with the seal of the Partnerships and Companies Registration Office.


Remarks: The former name was "J.M.T. Group"       Issued on February 4, 1998
         and has been changed to "King                      (Seal)
         Power Tax Free Co., Ltd." since               (Signature)
         September 30, 1997                       (    Mr. Soboon Modjanakul   )
                                                   ----------------------------
                                                            Registrar

BRANCH OFFICE ADDRESS NO.1. BANGKOK INTERNATIONAL AIRPORT
                            VIDHAVADI RANGSIT ROAD, THUNGSIKAN
                            DONMUANG, BANGKOK METROPOLIS.



BRANCH OFFICE ADDRESS NO.2. PHUKET INTERNATIONAL AIRPORT
                            185 SANAMBIN ROAD, T. MAIKAO, A.TALANG,
                            PHUKET PROVINCE.



BRANCH OFFICE ADDRESS NO.3. CHAING MAI INTERNATIONAL AIRPORT
                            60 T. SUTHEP, A. MUANGCHAINGMAI
                            CHAINGMAI PROVINCE.



             The copy this document it attached to the certificate.
                                    -Singed-
                             (Mr.Somboon Modjanakul)
                                February 4, 1998
                        (Under the seal of the registry)

                            PARTICULAR OF ORJECTIVES
                                       OF
                              J.M.T..GROUP CO.,LTD.
                             REGISTER NO. 12767/2533

The objects of the Company comprise 38 items, as per details

GENERAL OBJECTIVES

(1) To purchase, acquire, accept, rent, hire-purchase, hold ownership, occupy, modify, utilize, and manage by other means any property as well as interest accuring thereon (except seeking profit from land);

(2) To sell, transfer, mortgage, pledge, accept the pledge, trade and dispose of properties by other means (except seeking profit from land, other natural resources, and internal trade of local agricultural produce);

(3) To act as broker, agent, counter trade agent, in all types of operation and business, except insurance business, recruiting members for association and securities trading;

(4) To borrow from, overdraw on a accounts with banks, corporation or other financial institutions; and to lend money or give credit by other means, with or without collateral, as well as to accept, issue, make a transfer and endorse bills of exchanee or other transferable instruments:

(5) To set up branch offices or appoint agents, both in and outside of the country;

(6) To be a partner with limited-liability in Limited Partnership, and a shareholder in Company Limited and Public Company Limited, both in and outside of the country;

(7) To engage in trading of rice, rice products, cassava products, cuts of meat, sugar, and animal feed;


            The copy of this document it attached to the certificate.
                                    -Signed-
                             (Mr.Somboon Modjanakul)
                                February 4, 1998
                        (under the seal of the registry)

(8) To engage in trading of machinery, engines, mechanical tools, labour saving devices, vehicles, electrical generators, electrical appliances, refrigerators, air conditioners, electric fans, electric rice cookers, press irons, water pumps, heaters, cooler, kitchenware, hardware, copperware, brassware, sanitaryware, housewares, furniture, electrical equipment, plumbing equipment as well as parts and accessories thereof:

(9) To engage in trading of fresh food, dehydrated food, ready-to-eat food, canned food, condiments, beverage, spirits, beer, cigarette, and other similar consuming items (except local agricultural produce);

(10) To engage in trading of fabrics, sewing thread, clothes, ready-to-wear apparels, accessories, personal adornments, cosmetics, beauty-aid devices and equipment and other consuming items;

(11) To engage in trading of medicines both curative and prophylactic for human and animals, pharmacoutical, chemicals, medical and pharmaceutical equipment, fertilizers, pesticides, all types of nourishments for plants and animals, scientific equipment;

(12) To engage in trading in gold, gold-coper alloy, silver, diamonds, gems, and other cut precious stones as well as imitation articles thereof;

(13) To engage in trading  of paper,  stationery,  text  books,  printed  forms,
books,  learning-aid  equipment,   calculators,   printing  equipment,   printed
materials, newspapers, filing cabinets, and all kinds of office equipment;

(14) To engage in trading of construction materials, construction equipment and tools, all kinds of tools for artisan, paint, painter's tool-kits, all kinds of building decorating items;

(15) To engage in trading for plastics or other similar products, both in the form of raw material and finished products;

(16) To engage in trading of artificial rubber, artificial materials or scientifically made products thereof;


            The copy of this document it attached to the certificate.
                                    -Signed-
                             (Mr.Somboon Modjanakul)
                                February 4, 1998
                        (under the seal of the registry)

(17) To engage in animal husbandry and livestock farming;

(18) To engage in operation of wood planing and dehydration mill, car chassis assembling plant, ceramic and glazed wares factory, earthenware factory, vegetable oil extracting factory, pulp factory, yarn weaving mill, cloth dyeing and prints factory, auto-tire manufacturing and retreading factory, steel factory, metals casting and lathing factory, zinc factory, ready-to- eat food processing factory, liquor distillery, gas factory, tobacco factory, sugar factory, plastic products factory, iron foundry and rolling mill, door and window factory, glass factory, beverage factory, tire casting factory, car assembling plant;

(19) To engage in printing business; bespoke printing; publishing books for sale and operating a newspaper;

(20) To engage in ice factory operation;

(21) To engage in construction of buildings, commercial buildings, residential buildings, offices, roads, bridges, dams, tunnels, and all other types of construction, including civil works;

(22) To engage in businesses of hotel, restaurant, bar, nightclub, bowling, massage parlor, movie theatres and other entertainment premises, resorts, sports~field, swimming pools;

(23) To provide services of Customs clearing of goods from ports and all types of transport;

(24) To engage in operation of travel agency, including all businesses related to tourism (except transportation in the country);

(25) To engage in selling, buying and exchanging of foreign currencies [Subject to approval of the Ministry of Finance:

(26) To engage in importing and exporting goods for sales as specified in the CompanY's objects;




            The copy of this document it attached to the certificate.
                                    -Signed-
                             (Mr.Somboon Modjanakul)
                                February 4, 1998
                        (under the seal of the registry)

(27) To engage in the service of haircutting, hairdressing, beauty salon, dressmaking and laundry;

(28)  To  engage  in  providing   services  on  photography,   film  developing,
reproduction, enlargement as well as photo copyinn;

(29) To engage in movie production and distribution;

(30) To engage in fuel station operation and services as car repair, maintenance, checking and cleaning, application of rust-resisting agent for all types of motor vehicles, including other services as installation, inspection and fixing of all kinds of safety devices;

(31) To engage in providing services on legal, accounting, engineering, architecture including advertising;

(32) To engage in providing guarantee for debts, liabilities and contractual compliances for other persons, including guarantee for persons travelling to the country or going abroad in compliance with the laws governing immigration, tax and duty, and other laws;

(33) To engage in the business of providing consulting service and advice on problems concerning management, commerce, industry as well as on those of production, marketine and distribution:

(34) To engage in the service of keeping, compiling, editing, publishing and publicizing of statistics and information on agriculture, industry, commerce, finance, marketing, as well as performance analyses and evaluation:

(35) To engage in operation of private hospital, clinics, admitting patients and the sick for treatment, arranging training and seminars regarding medical and hygiene;

(36) To engage in bidding for selling goods and being hired, in accordance with the Company's objects, by persons, groups of persons, juristic persons, government sector, and novernment agencies;



            The copy of this document it attached to the certificate.
                                    -Signed-
                             (Mr.Somboon Modjanakul)
                                February 4, 1998
                        (under the seal of the registry)

(37) To establish and operate bonded warehouse in the form of duty free shop for selling goods in international airports around the Kingdom (except seeking profits from natural resources and internal trade of local agricultural produce);

(38) The Company has the power to issue shares and offer for subscription thereof at higher price than the speci(pound)ied par value.




            The copy of this document it attached to the certificate.
                                    -Signed-
                             (Mr.Somboon Modjanakul)
                                February 4, 1998
                        (Under the seal of the registry)

                                   No . 00014g. (GARUDA EMBLEM) Total..2...Pages
                           Certified that this document is identical to the one,
                        received by the Partnership-Company, Registration Office of Bangkok Metropolis on August 15th, 1990
                                        Issued on January 5th, 1998
                                (Signed):  Mrs. Namthip Phanpaisarn
                                                 Registrar
Form BorOrJor.2
                            Memorandum of Association
                                       of
                        J.M. Thanaikwam-Banshee Co., Ltd.

                       Registration No. Bor.Kor.10437/2533
        The Particulars of the memorandum of association are here under:

1.  Name of company:  J.M.  Thanaikwam-Banshee  Co.,  Ltd.
2.  Office's  address: Bangkok Metropolis
3.  Its Objectives are listed under 40 clauses, as apparent in the enclosed
    Form Wor.
4.  Each shareholder shall be liable only up to the amount
of  unpaid  shares  held  by him.  "------------------------------------"  (Each shareholder may assume unlimited  liabilities;  the amount shall be declared. If there is none, put down (".........")
5. Its capital shall be One Million baht (1,000,000 ), divided into Ten Thousand shares (10,000), at the par value of One Hundred baht ( 100).
6. Number of promoters Seven their names, addresses, occupations signatures and the number of shares subscribed by them are hereunder:
     (1) Mr. Sombat Thorntham, occupation: Lawyer Age: 35 years, address: 189/58 Trok Wat Dawwadung, Prapinklao Road, Bangyeekham Sub-District, Bangkoknoi District, Bangkok Metropolis number of shares subscribed: One (Signature) Mr. Sombat Thorntham
     (2) Mr. Jongchai Thiangtham  occupation:  Political Age: 47 years, address:
189/58 Trok Wat Dawwadung, Prapinklao Road, Bangyeekhan Sub-District, Bangkoknoi District, Bangkok Metropolis number of shares subscribed: One (Signature) Mr. Jongchai Thiangtham
     (3) Mrs. Mukda Thiangtham occupation: Enterprise State Official Age: 47 years, address: 189/58 Trok Wat Dawwadung, Prapinklao Road, Bangyeekham
Sub-District, Bangkoknoi District, Bangkok Metropolis number of shares subscribed: One (Signature) Mrs. Mukda Thiangtham
     (4) Mr. Thanin Cosallakul occupation: trader Age: 47 years, address: 225/33 Trok Wat Dawwadung, Prapinklao Road, Bangyeekhan Sub-District, Bangkoknoi District, Bangkok Metropolis number of shares subscribed: One (Signature) Mr. Thanin Cosallakul
     (5) Miss Charuwan Pattanasook  occupation:  Lawyer Age: 33 years,  address:
908/19 Soi Sukhumvit 101/1 Sukhumvit road, Bangchak Sub-District, Prakhanong District, Bangkok Metropolis number of shares subscribed; One (signature) Miss Charuwan Pattanasook
     (6) Mr. Somprasong  Suntaranan  occupation:  Lawyer Age; 39 years, address:
45/3 Soi Thewwarat, Bangkok-Nonthaburi Road, Bangsue Sub-District, Dusit District, Bangkok Metropolis number of shares subscribed: One (Signature Mr. Somprasong Suntaranan
     (7) Mr.  Somchai  Phansri  occupation:  Employee  Age:  33 years,  address:
189/338 Chanransanitwong road, Bangkhunsri Sub-District, Bangkoknoi district, Bagkok Metropolis number of shares subscribed: One (Signature) Mr. Somchai Phansri

     (signed)      -Signature-        Promoter applying for company registration
              (Mr. Sombat Thorntham)

--------------------------------------------------------------------------------

Page 1 of 2 pages (s)                      Signed    - Signature -     Registrar
Document accompanying application No......        (.................)





                                       NO.  000150 (GARUDA EMBLEM) Total 2 Pages
                           Certified that this document is identical to the one,
                          received by the Partnership-Company Registration Offce of Bangkok Metropolis on August 15, 1990
                                      Issued on January 5, 1998
                                    (Signed):  Mrs. Namthip Phanpaisarn
                                                 Registrar

Form BorOrJor.2

                           Certification of Signatures

         We, Mr. Thanad Phutrakul, age 25, with an address at 817/1 Village No. 13, Muanghan Sub-District, Phan District, Chiangrai Province
                                                                             and

         We Miss Maleerat Thanwaboot aged 27 with an address at 275/63 Soi Saithip, Sukhumvit Road, Bangchak Sub-District, Phrakanong District, Bangkok Metropolis


         Hereby certify that all the promoters signed their names in our presence.


                                               (Signed) -Signature- Witness
                                                 ( Mr. Thanad Phutrakul)

                                               (Signed)-Signature- Witness
                                                (Miss MaleeratThanwaboot)

         The memorandum of association was made on August 14th, 1990





                                     [Stamp]



         (signed)  - Signature -      Promoter applying for company registration
                 (Mr. Sombat Thorntham)

--------------------------------------------------------------------------------
Page.....2 of 2 page(s)                       J.M. Thanaikwam-Banshee  Co., Ltd.
Document accompanying application No..    (Signed)     -Signature-     Registrar
                                                  (...................)

              The Revise Registration and/or The Special Resolution

                        J.M Thanaikwam-Banshee Co., Ltd.


                       Registration No.Bor.Kor.10437/2533

  that be revised in the register 1 item(s) as follows.

Clause 1.of the Memorandum of Association shall be revised as follows.

"1 Name of the Company is "J.M.T. Group Co., Ltd."






                       NO.000151.. (GARUDA EMBLEM) Total 1 Pages
                           Certified that this document is identical to the one,
                       received by the Partnership-Company Registration Offce of Bangkok Metropolis on october l2th l990
                            Issued on January 5, 1998
                           (Signed): Mrs. Namthip Phanpaisarn
                                         Registrar






    (signed)     -Signature-          Promoter applying for company registration
            (  Mr. Sombat Thorntham  )

--------------------------------------------------------------------------------
Page.....l    of...............page(s)     (Signed)  -singnature       Registrar
Document accompanying application No.              (                  )

                                  (TRANSLATION)
                            Memorandum of Association
                                       of

                              J.M.T.Group Co.,Ltd.
                                   (Revision)
--------------------------------------------------------------------------------

     By special resolution of the Extraordinary Meeting of the Shareholders No 2/254 held on August 21st, 1997, and the Extraordinary Meeting of the Shareholders No. 3/2540 heldon September 5th, 1997, Clause .1 of the Memorandum of Association shall be revised as follows

     1. Name of the Company is "King Power Tax Free Co., Ltd. "

     It is confirmed that the above is corresponding to the Resolution of the Meetings mentioned above

                                   - Signed -

                            ( Mr.Vichai Raksriaksorn )
                            --------------------------
                                    Director





           NO 000152 (GARUDA EMBLEM) Total..1...Pages
     Certified that this docu,nent is identical to the one,
      received by the Partnership-Company Registration Office
            of Bangkok Metropolis on September 26, 1997
                    Issued on January 5, 1998
                (Signed): Mrs.Namthip Phanpaisarn
                            Registrar








                                     [Stamp]

                                   Certified that this document is identical
                                 to the one, received by the Partnership Company Registration Office of Bangkok Metropolis on
                                 26 October 1990
                                     Issued on 29 December 1997
                                               -Signed-
                                             (Mrs. Matthana Chathapakorn)
                                                  The Registrar


                    Minutes of the Meeting for Establishment
                                       of
                             J.M.T. Group Co., Ltd.

The Meeting was held on 23 October 1990 at 9:00 hrs. at 189/58 Trok Wat Dawadung, Somdej Phra Pinklao Road, Kwaeng Bang Yeekhan, Khet Bangkok Noi,
Bangkok Metropolis. There were seven shareholders present, in persons and by proxies, representing 10,000 shares which constituted the necessary quorum. Mr. Sombat Thorntham was elected Chairman of the meeting. The Chairman declared the meeting open and proceeded according to the the following agenda.

1. To Consider List of Names, Positions, and Residences of the Share Subscribers and the Number of Shares Each Subscriber has Signed for Subscription

     The Chairman proposed the List of Names, Positions, and Residences of Share Subscribers and the Number of Shares Each Subscriber has signed for subscription to the meeting for consideration.

     The meeting has reviewed the list and found it to be accurate, thus resolved unanimously to approve it as the Company's List of Shareholders.

2.   To Consider Establishment of the Company's Articles of Association

     The Chairman proposed the Company's Articles of Association drafted by the founder, to be in accordance with the Civil and Commercial Code regarding Company Partnership, to the meeting for consideration.

     The  meeting has  considered  the draft and found it to be  suitable,  thus
     resolved   unanimously   to  approve  it  as  the  Company's   Articles  of
     Association.

3. To Consider Ratification of the Affairs Performed by the Founding Member and the Expenses Incurred for Establishment of the Company

     The Chairman explained that in preparation for establishment of the Company, no founding member has performed any act binding the Company, thus it was unnecessary for ratification. The Chairman requested the meeting to consider the expenses incurred for establishment of the Company which amounted ten thousand Baht.

     The meeting has considered the matter and resolved unanimously to approve such expenses as the Company's expenses.

4.   To Consider Shares

     The Chairman proposed the meeting to consider type and number of shares of the Company as well as the initial payment of shares.

     The meeting has considered the matter and resolved unanimously to approve that there shall be one type of shares, being ordinary shares with indicated name and must be fully paid-up, and to call for initial payment of one hundred Baht per share, the total of which is one million Baht

5. To Consider Election of the Company's First Board of Directors and Establishment of the Power of Directors

     The Chairman proposed the meeting to consider election of the Company's First Board of Directors to manage the Company's affairs, and to establish the power of the Directors authorized to act on behalf of the Company.

     The meeting has considered the matter and resolved unanimously to approve that there shall be two Directors, and the following persons have been elected the first Board of Directors of the Company, namely:

            (1) Mr. Sombat Thorntham
            (2) Mr. Thanin Kokalakut

     and resolved unanimously to establish the power of the Directors, namely "the number or name of the Director authorized to sign his name to bind the
     Company: one Director signs his name and affixes the Company's seal."

6.   To Consider Appointment of Auditor and Fix the Remuneration

     The Chairman proposed the meeting to consider appointment of the Auditor and fix the remuneration.

     The meeting has considered the matter and resolved unanimously to appoint Mrs. Mookda Thiengtham, Certified Public Accountant No. 2493, to be the Company's Auditor, and fix her remuneration at five thousand Baht per year.

  7.     Other Business (if any)

No   other business has been proposed for consideration.

The meeting adjourned at 11:30 hrs.

                         Signed .....................Chairman of the Meeting
                               (Mr. Sombat Thorntham)

Certified by:

---------------------------------------
(Mr. Sombat Thorntham)

EXHIBIT 3.5


TRANSLATION OF CORPORATE DOCUMENTS OF KING POWER
INTERNATIONAL GROUP (THAILAND) CO., LTD., A THAILAND CORPORATION
WHICH IS A SUBSIDIARY OF KING POWER INTERNATIONAL GROUP CO., LTD., A NEVADA CORPORATION



                                    (stamps)

                            Memorandum of Association
                                       Of
                    KING POWER INTERNATIONAL GROUP CO., LTD.
                                   (Revision)


         By special resolution of the Extraordinary Meeting of the Shareholders No. 1/2541 held on January 5, 1998, and the Extraordinary Meeting of the Shareholders No. 2/2541 held on January 20, 1998, Clause 1. of the Memorandum of Association shall be revised as follows.

         1. Name of the Company is "KING POWER INTERNATIONAL GROUP (THAILAND) CO., LTD."

         It is confirmed that the above is corresponding to the Resolution of the Meetings mentioned above.

                                                    Signed -

                                           (Mr. Viratana Suntaranond)
                                                    Director





  No.001448 (GARUDA EMBLEM) Total 1 page

        Certified that this document is identical to the one, received by the Partnership-Company Registration
 Office of Bangkok Metropolis on 30 January 1998.
          Issued on 30 January 1998
                   - Signed -
             (Miss Boonsueb Rodnimit)
                    Registrar

TRANSLATION

Form : Bor.Or.Jor. 2

                          Memorandum of Association

                                       of

                           KING POWER ALPHA CO., LTD.

                     Registration No. Bor.Khor. (1)356/2540

        The particulars of the memorandum of association are hereunder :

     1. Name of company: KING POWER INTERNATIONAL GROUP (THAILAND) CO., LTD.

     2. Office's address : Bangkok Metropolis

     3. Its objectives are listed under 36 clauses, as apparent in the enclosed Form Wor.

     4. Each shareholder shall be liable only up to the amount of unpaid shares held by him.
                   "--------------------------"
--------------------------------------------------------------------------------





        No. 001435 (GARUDA EMBLEM) Total 1 page
   Certified that this document is identical to the one, received by the Partnership-Company Registration
     Office of Bangkok Metropolis on 18 June 1997.
               Issued on 14 January 1998
                      - Signed -
            (Mr. Kiattisak Sirirotmahawong)
                       Registrar









(Signed) :            - Signed -      Promoter applying for company registration
                  (Mrs. Aimon Boonkhundha)
--------------------------------------------------------------------------------

Page 1 of 1 page                          (Signed) : - Signed -    Reqistrar
Document accompanying application No  -1137/2540        (Mr. Songkarn Boonnumma)

Form Bo OrJor.2

                            Memorandum of Association
                                       of
                           KING POWER ALPHA CO., LTD.

                      Registration NoBor.Khor. (1) 356/2540
         The particulars of the memorandum of association are hereunder:


     1. Name of company: "KING POWER ALPHA CO., LTD."
     2. Office's address: Bangkok Metropolis
     3. Its objectives are listed under 36 clauses, as apparent in the enclosed Form Wor.
     4. Each  shareholder  shall be liable  only up to the  amount of unpaid shares held by him.
                                  "-----------------"
          (Each shareholder may assume unlimited liabilities; the amount shall be declared. If there is none, put down "...")
     5. Its capital shall be one million baht (1,000,000.-) divided into
                                 (words)       (figures)
     ten thousand shares (10,000), at the par value of one hundred baht ( 1OO. )
     6. Number of promoters: seven . Their names, addresses, occupations, signatures and the number of shares subscribed by them are hereunder:
     (1) Mr. Vichai Raksriaksorn,  occupation:  Trader, age: 39 years,  address:
     20, Soi Phongwet Anusorn, Sukhumvit road, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis number of shares subscribed: One (signature) Mr. Vichai Raksriaksorn
     (2) Mr. Viratana Suntaranond,  occupation : Trader, age: 52 years, address:
     141-143-145, Soi Sukha 1, Tree Thong Road, Wat Ratchabophit Sub-district, Phra Nakhon District, Bangkok Metropolis number of shres subscribed: One (signature) Mr. Viratana Suntaranond
     (3) Mr. Suwan Panyapas, occupation: Pensioner (retired government official, age 52 years, address: 88/62, Ploenchit Road, Limpini Sub-distructm Phra Nakhon District, Bangkok Metropolis number of shares subscribed: One (signature) Mr. Suwan Panyapas
     ( 4) Mrs. Aimon Boonkhundha,  occupation:  Trader, age: 39 years,  address:
     600/1013, Village No. 14, Khu Khot Sub-district, Lam Luk Ka District, Pathum Thani Province number of shares subscribed: One (signature) Mrs. Aimon Boonkhundha
     (5) Mr.  Bombat  Dechapanichkul,  occupation:  Employee,  age:  36 address:
     265-267, Yaowarat Road, Samphanthawong Sub-district, Samphanthawong District, Bangkok Metropolis number of shares subscribed: One (signature) Mr. Bombat Dechapanichkul
     (6) Miss Malee  Aviruth,  occupation:  Employee,  age:  37 years,  address:
     1879/1, Rama IV Road, Lumpini Sub-district, Pathum Wan District, Bangkok Metropolis number of shares subscribed: One (signature) Miss Mlee Aviruth

     (7) Miss Anocha Kumnerdngam,  occupation:Employee, age : 37 years, address:
     70, Soi Charoen Nakhon 21, Charoen Nakhon Road, Bang Lamphu Lang Sub-district, Khlong San District, Bangkok Metropolis number of shares subscribed: One (signature) Miss Anocha Kumnerdngam

     (Signed)         -Signed-        Promoter applying for company registration
             (Mrs. Aimon Boonkhundha)

--------------------------------------------------------------------------------
Page 1  of 2 page(s)                    (Signed)       -Signed-        Registrar
Document accompanying application No 716/2540  (Mr. Songkarn Boonnumma)

Form BorOrJor.2

                           Certification of signatures


We, Mrs. Rinda Kampaen,                aged     29, with an address at
         888/60-62, Ploenchit Road, Lumpini sub-district,
         Pathum Wan District, Bangkok Metropolis, and

We, Mrs. Iamwan Kaewkerd,            aged    27. with an address at
         888/60-62, Ploenchit road, Lumpini sub-district,
         Pathum Wan District, Bangkok Metropolis

hereby certify that all the promoters signed their names in our presence.

                              (Signed)        - Signed -            Witness
                                         (Mrs. Rinda Kampaen)


                              (Signed)        -Signed-              Witness
                                         (Mrs. Iamwan Kaewkerd)

The memorandum of association was made on 9 April 1997


No.  057353          (GARUDA EMBLEM) Total 2 pages
     Certified that this document is identical to the
one, received by the Partnership-Company: Registration            [Stamps]
office of Bangkok Metropolis on 9 April 1997.
Issued on 31 December 1997
                - Signed-
       (Mr. Kiattisak Sirirotmahawong)
                Registrar
--------------------------------------------------------




(Signed)   -Signed-               Promoter applying for company registration
       ( Mrs. Aimon Boonkhundha)
--------------------------------------------------------------------------------
                                                KING POWER ALPHA CO., LTD.

Page 2 of 2  page(s)                           (Signed)    -Signed-    Registrar
Document accompanying application No. 716/2540     (Mr. Songkarn Boonnumma)

                                        TRANSLATION

Only wordings registered for legal                   Valid certificate must bear
purpose are certified.  to determine  GARUDA EMBLEM   its number, registrar's
status, facts should be sough after.                signature and official seal.
------------------------------------                ----------------------------

No.    001449                       Partnership and Company Registration Office,
                                    Bangkok Metropolis

                                   CERTIFICATE

     This is to certify that on ll September 1997 the company mentioned hereunder effected corporate registration No (1) 766/2540 under limited company category pursuant to the Civil and Commercial Code, the details of which on the date of issuing this certificate are as follows

     1.   Name of company: "KING POWER INTERNATIONAL GROUP (THAILAND) CO.,LTD."

     2.   Its ...7 director(s):

          (1) Mr. Vichai Raksriaksorn   (2) Mr. Viratana Suntaranond

          (3) Mr. Suwan Panyapas        (4) Mrs. Aimon Boonkhundha

          (5) Mr. Dharmnoon Prachuabmoh (6) Mr. ChenG YinG Nam

          (7) Mr. Benjamin Bakul Fattedad

     3.   Its authorized director(s):

          Mr. Vichai Raksriaksorn or Mr. Vitatana Suntaranond affixes his signature and corporate seal.

     4.   Registered capital: One million baht.

     5. Head office's address: 989, Rama I Road, Pathum Wan Sub- district, Pathum Wan District, Bangkok Metropolis

     6. Its objectives are listed under 36 clauses -- as per details in the 4 sheets of photocopies, affixed with registrar's signature and seal of Partnership and Company Registration Office, attached hereto.

Remarks  :  The  Company  was  formerly   name  "KING  POWER
INTERNATIONAL CO., LTD." was registered unter the name of "KING POWER INTERNATIONAL GROUP (THAILAND) CO., LTD." on 30
January 1998


                                          Date of issue: 30 January 1998
                                                     -signed-

                                          (Miss Boonsueb Rodnimit)

                                                     Registrar

                              Seal of Prtnership and Company registration Office

PARTICULARS OF OBJECTIVES
                                     This copy is attached to the certificate
                                                                     - Signed
                                                       Miss Boonsueb Rodnimit
                                                                    Registrar
                                   Seal of Partnership & Company Registration
                                                    Bangkok Metropolis Office

GENERAL OBJECTIVES

         (1) To buy, acquire, accept, hire, hire purchase, take possession of, occupy, develop, use, and to deal in all other ways with any properties and interests accruing thereon.
         (2) To sell, transfer, mortgage, pledge, exchange, and to dispose of any properties in all other ways.
         (3) To act as broker, agent, sale representative in all business enterprises, except for dealing in insurance business, recruiting association members, and securities.
         (4) To borrow, overdraw from bank, juristic person, or any other financial institution, lend or render credit otherwise with or without security, take on, issue, transfer, and endorse bill or any other negotiable instrument, except for the business of bank, finance, and credit foncier.
         (5) To set up branch or agency, both inside and outside the country.

         (6) To enter as limited liability partner into a limited partnership, or as shareholder into a company limited or public company.


OBJECTIVES OF COMMERCIAL OPERATION

         (7) To trade living animals, eviscerated meat, fit~zen meat, and canned meat.
         (8) To trade rice, maize, cassava, tapioca, coffee, cashew nut, beans, sesame, castor beans, oil palm, jute, cotton, kapok, farm produce, products of the aforesaid goods, lac, leather, horn, wood, mineral, rubber, raw rubber, sheet rubber, or any other rubber made or acquired from any part ofrubber plans, forest produce, herbs,and any other agriculturalproduce.

         (9) To trade vegetable, fruit, bamboo shoot, pepper, garden crops, cigarette, tobacco, refreshment, drinking water, mineral water, juice, liquor,
beer,  fresh  food,  dried  food,  processed  food,  canned  seafood,   canning,
seasoning, sauce, sugar, vegetable oil, feedstuff, and any other consumer product.

                                        This copy is attached to the certificate
                                                      - Signed
                                                 Miss Boonsueb Rodnimit
                                                     Registrar
                                      Seal of Partnership & Company Registration
                                      Bangkok Metropolis Office

         (10) To trade fabric, synthetic fibre textile, thread, elastic thread, nylon fibre, synthetic fibre, elastic yarn, clothes, garment, apparel, ornament, socks, stockings, leatherware, shoes, bags, any other consumer equipment, textile, sports equipment.
         (11) To trade domestic appliance, home equipment, furniture, glassware, kitchen utensil, refrigerator, air conditioner, air purifier, fan, air sucker, electric rice cooker, electric iron, heater, coolong machine, microwave oven, electric appliance, electric equipment, spare parts and accessories thereof.
         (12) To trade construction materials, construction equipment end instrument, all kinds of mechanic tool, paint, painting instrument, building decoratives, steelware, copperware, brassware, coated ware, sanitary were, plumbing equipment, spare parts and accessories thereof.
         (13) To trade machinery, engine, mechanical equipment, labour-saving machine, vehicle, generator, water pump, waste water treatment plant, and trash disposing plant.
         (14) To trade fuel oil, coal, any other product generating energy, and fuel oil service station.
         (15) To trade medicine, drug, pharmaceutical products, chemical products, medical instrument, scientific implement, fertilizer, plant foe eradicating drug, all kinds of plant and animal nutritious drug.
         (16) To trade cosmetics, beautifying instrument end equipment.
         (17) To trade paper, stationery, textbook, printed form, books, studying and teaching equipment, photograph and cinema taking equipment, calculator, printer, printing equipment, printed matter, newspaper, cabinet, office equipment, communication instrument, computer, accessories and spare parts thereof.
         (18) To trade gold, copper red, silver, diamonds, gems, and any other jewel including imitation thereof.

                                      This copy is attached to the certificate
                                                    - Signed
                                              Miss Boonsueb Rodnimit
                                                   Registrar
                                      Seal of Partnership & Company Registration
                                      Bangkok Metropolis Office



         (19) To trade plastic granule, or processed condition.

         (20) To trade artificial rubber, scientific process.

         (21) To import and export the products under the objectives.

         (22) To tender for sale of products under the objectives to any person, body of persons, juristic person, government agency, and state organization both locally and overseas.

                                 This copy is attached to the certificate
                                               - Signed
                                        Miss Boonsueb Rodnimit
                                                  Registrar
                                 Seal of Partnership & Company
                                 Registration Bangkok Metropolis Office



                            PARTICULARS OF OBJECTIVES
                            -------------------------
                                       of
                           King Power Alpha Co.. Ltd.

The Company has 36 objectives as follows:

         (23) To engage in construction business, undertaking construction of residential, commercial buildings, and office buildings, roads, bridges, dams and tunnels, and undertaking all civil engineering works.

         (24) To operate hotels, restaurants, bars and nigh clubs.

         (25) To operate transportation and handling of goods and passengers by land, sea, and air domestically and internationally; to operate all types of goods handling, customs clearance and freight arrangement service.

         (26) To operate tours and all related businesses.

         (27) To operate foreign exchange business (with Finance Ministry's permission)

         (28)  To  operate  the  business  of   collectior`,   compilation   and
publication of data and statistics on agriculture', industry, commerce, finance and marketing; to analyze and assess business performance.

         (29) To operate legal, accounting, engineering and architectural services, and engage in advertising business.

         (30) To provide a service of guarantee for debts, liabilities, contractual obligations and persons travelling in and out of the country pertaining to the Immigration Act, taxation law and other laws.

         (31) To provide consultation service, dealing with the problems cf management, commerce, industry, production, marketing and distribut~on.

         (32) To operate a service business as a manager to take care of, collect and manage the property of other persons.

         (33)  To  operate  private  hospitals  and  clinics,   offering  medial
treatment and training in medicine and sanitation.

                                      This copy is attached to the certificate
                                                      - Signed -
                                               Miss Boonsueb Rodnimit
                                                  Registrar
                                          Seal of Partnership & Company
                                      Registration Bangkok Metropolis Office



                            PARTICULARS OF OBJECTIVES
                                       of
                           King Power Alpha Co., Ltd.

The Company has 36 objectives as follows:

         (34) To produce and distribute movies and operate movie houses, theatres, resorts, sports grounds, swimming pools and bowlin~ halls.

         (35) To operate service stations, providing services of vehicle maintenance, washing, anti-rusting agent coating for all types of vehicles as well as installation, inspection and repair of vehicle security system.

         (36)  To  bid  for  individuals,   groups  of  persons,   corporations,
authorities and government agencies for the supply of goods and provision of services under its business objectives.



         Signed                                    Founder/Registration Applican
                    (Mrs. Aimon Boonkhan)
--------------------------------------------------------------------------------
Page 4 of 4page(s)                                (Signed) - Signed -  Registrar
Document accompanying application No               /2540 (Mr. Songkhan Bunnamma)

                                   No. 057354    (GARUDA EMBLEM)  Total 2  Pages
                                    Certified that this document is identical to
                                   the one, received by the Partnership-Company
                                   Registration Office of Bangkok Metropolis on
                                   11 September 1997

                                      Issued on 31 December 1997
                                       (Signed) :  Mr. Kiattisak Sirirotahawong
                                                        Registrar


                                  (TRANSLATION)

                             ARTICLE OF ASSOCIATION
                                       OF
               KING POWER INTERNATIONAL GROUP (THAILAND) CO., LTD.

                               Chapter 1 : General

     Article 1. Unless otherwise prescribed, the relevant provisions of the Civil and Commercial Code involving Company Limited are applicable herein.

     Article 2. Where modification or revision of any provisions hereof is considered advisable, a proposal to that effect be made to the shareholder meeting for necessary action to be taken by it, to effect legally the required modification or revision thereof.

                    Chapter 2. : The Shares and shareholders
     Article 3. All the company's shares are ordinary shares, with bearers' names, fully paid up, and the share certificates shall bear the signature of at least one of the Company's directors, duly affixed with the Company's seal.

     Article 4. Assignment of share shall be effected through a written commitment to that effect, signed by both the assignor and the assignee, and attested by two witnesses, and it is to be valid for application to the company, or any outsiders, only after it has been duly recorded in the Shareholder Renister.

     Article 5. The company can neither hold nor take in pledge its own shares.

                            Chapter 3 : The Directors
     Article 6. What proper number the company should have shall be left to be decided by the General Meeting of the Shareholders at its discretinn

     Article 7. Should a directorship become vacant for whatever reason other than completion of the office term, the Board may appoint anyone to fill the vacancy subject to the condition that the one so appointed shall assume his term office equal to that yet remaining for the one, whom he has replaced.

     Article 8. A meeting of the Board of Directors requires the attendance of no less than half the number of its members, to form a quorum, eligible for discussing its business.

     Article 9. The Board of Directors shall be held fully responsible for the management of all the Company's business, and it shall appoint one among its members as its Chairman.

                              (Signed)   -Signed-  Director
                                (Mr. Vichai raksriaksorn)

                       Chapter 4 : The Shareholder Meeting
     Article 10. The general meeting of all the shareholders shall be held within six months from the date of the Company's registration, and once yearly thereafter. Such a meeting is to be called the ordinary meeting, and all other meetings to be called extraordinary meetings.

     Article 11. An extraordinary meeting may be held at any time by the Board of Directors, or whenever asked for by the shareholders, numbering no fewer than one fifth of the Company's shares, in a joint petition therefor, jointly signed by them.

     Article 12. The notice, calling for the holding of the general meeting each time, shall be advertised twice, at least, in one local newspaper, or letters advising its holding, be sent to each and every shareholder, at least, seven days, prior thereto.

     Article 13. A shareholder, who is unable to attend the meeting in person, may authorize someone to attend the meeting as its oroxv.

     Article 14. The chairman of the Board of Directors shall preside over all the meetings of shareholders, and in the case, where there is no chairman or where the Chairman is not present at the meeting, one among the shareholders attending that meeting shall be elected by the meeting as its chairman.

     Article 15. A general meeting requires the attendance of shareholders, holding together no less than one fourth of the total shares, to make a quorum. Any resolution passed by the meeting shall be decided on the basis of a majority vote, and should the voting end in a tie, the Chairman'of the meeting is entitled to cast another vote as the deciding vote.

                            Chapter 5. Balance Sheet
     Article 16. The Board shall prepare the balance sheet, showing the Company's assets and liabilities, and profit and loss, in each of its yearly accounting period beginning on the 1st January, and ending on 31st December each year.

     Article 17. The Company's balance sheet shall be audited and certified by at least one auditor, and submitted to the shareholder meeting for necessary approval, within four months from the date of its certification.

                      Chapter 6 : Dividend and Reserve Fund
     Article 18. Making payment of dividend each time, the Company shall set aside, as its reserve fund, as sum of not less than one twentieth of the net profit, earned by the Company from its business operation, until the reserve fund has increased to one tenth of the Company's capital fund or over.

     This Article of Association has been approved at the meeting held for the incorporation of the Company on the 10th September 1997.





                          (Signed) - signed - Director
                            (Mr. Vichai Raksriaksorn)




                                     stamps